UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2018 through February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

Undiscovered Managers Funds

February 28, 2019 (Unaudited)

Undiscovered Managers Behavioral Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 12, 2019 (Unaudited)

Dear Shareholders,

Even as the U.S. economy continued to outperform other leading economies, the pace of global expansion slowed through the six months ended February 28, 2019 and the U.S. Federal Reserve and other central banks responded with policies seeking to bolster flagging growth.

“The U.S. economy is forecast by the International Monetary Fund to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.” — George C.W. Gatch

Equity and bond markets suffered an acute sell-off in the fourth quarter of 2018 amid investor expectations for rising interest rates, concerns about U.S.-China trade tensions and a budget stalemate that led to the temporary shutdown of large portions of the U.S. federal government. While financials markets rebounded somewhat in early 2019, the S&P 500 Index returned -3.04% for the six month reporting period, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.99%.

Meanwhile, growth in U.S. gross domestic product (GDP) cooled from 3.4% in the third quarter of 2018 to 2.2% in the fourth quarter. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period. While corporate earnings and revenues generally outperformed analysts’ expectations for the third quarter of 2018, investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Globally, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korean and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. China also moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending.

Emerging market debt largely outperformed other asset classes during the reporting period. A decline in interest rates at the end of the reporting period and investor expectations for improvement in trade tensions generally bolstered both sovereign and corporate bonds in certain emerging markets.

The International Monetary Fund and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Europe and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by the International Monetary Fund to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from extant market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(8.03)%
Russell 2000 Value Index	(8.59)%

Net Assets as of 2/28/2019 (In Thousands)	$5,518,677

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. equity markets continued to outperform U.S. bond markets during the six month reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded somewhat in the first two months of 2019. A budget agreement re-opened federal government operations in January and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended February 28, 2019, the Fund’s Class L Shares outperformed the Russell 2000 Value Index (the “Benchmark”). The Fund’s security selection in the industrials sector and its underweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and financial sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Crown Holdings Inc., Investors Bancorp Inc. and Brink’s Co. Shares of Crown Holdings, a maker of consumer product packaging not held in the Benchmark, rose after the company reported better-than-expected results for the fourth quarter of 2018. Shares of

Investors Bancorp, a bank holding company, rose after a news report that the company may put itself up for sale. Shares of Brink’s, a provider of security services not held in the Benchmark, rose after the company unveiled a $50 million share repurchase plan and reported a profit and an increase in revenue for the fourth quarter of 2018.

Leading individual detractors from relative performance included the Fund’s overweight positions in WPX Energy Inc., Cabot Corp. and Range Resources Inc. Shares of WPX Energy, an oil and natural gas producer not held in the Benchmark, fell along with the broader energy sector amid a decline in petroleum prices during the fourth quarter of 2018. Shares of Cabot, a specialty chemical and materials manufacturer not held in the Benchmark, fell after the company lowered its earnings forecast for its current fiscal year. Shares of Range Resources, a natural gas and petroleum producer not held in the Benchmark, fell sharply in the fourth quarter of 2018 amid investor concerns about natural gas prices.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc., looked for stocks that it believed were mispriced based on behavioral biases. The sub-adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors like loss aversion or stereotyping that has resulted in an absolute or relative decline in the valuation of certain securities; and iii) analysis of the company’s fundamentals with regard to business model, valuation and credit risk.

During the reporting period, the Fund’s largest overweight positions versus the Benchmark were in the industrials and materials sectors, while its largest underweight positions versus the Benchmark were in the utilities and communication services sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Investors Bancorp, Inc.	3.9%
2.	First Horizon National Corp.	3.6
3.	Crown Holdings, Inc.	2.9
4.	KeyCorp	2.4
5.	Brixmor Property Group, Inc.	2.2
6.	CNO Financial Group, Inc.	2.1
7.	Graphic Packaging Holding Co.	2.0
8.	Celanese Corp.	1.9
9.	Brink’s Co. (The)	1.8
10.	Energizer Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR*
Financials	26.6%
Industrials	17.1
Materials	12.0
Real Estate	9.1
Information Technology	7.6
Consumer Discretionary	7.3
Energy	4.5
Consumer Staples	1.9
Health Care	1.6
Utilities	1.5
Communication Services	0.5
Short-Term Investments	10.3

*	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge**		(13.03)%	(2.48)%	6.66%	19.10%
Without Sales Charge		(8.21)	2.92	7.82	19.75
CLASS C SHARES	June 4, 2004
With CDSC***		(9.43)	1.42	7.28	19.16
Without CDSC		(8.43)	2.42	7.28	19.16
CLASS I SHARES	April 30, 2013	(8.10)	3.18	8.09	20.03
CLASS L SHARES	December 28, 1998	(8.03)	3.34	8.25	20.14
CLASS R2 SHARES	April 30, 2013	(8.31)	2.68	7.55	19.58
CLASS R3 SHARES	March 1, 2017	(8.21)	2.92	7.82	19.75
CLASS R4 SHARES	March 1, 2017	(8.11)	3.18	8.08	20.03
CLASS R5 SHARES	March 1, 2017	(8.03)	3.33	8.25	20.13
CLASS R6 SHARES	April 30, 2013	(7.98)	3.45	8.36	20.21

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund, the

Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 89.1%

Auto Components — 3.6%

American Axle & Manufacturing Holdings, Inc.*	1,477	23,785

Cooper-Standard Holdings, Inc.*	768	46,150

Gentherm, Inc.*	1,469	60,220

Tenneco, Inc., Class A	2,052	71,016

		201,171

Banks — 18.8%

Bancorp, Inc. (The)*	1,709	15,505

Brookline Bancorp, Inc.	2,847	45,495

First Horizon National Corp.	12,687	198,291

First Midwest Bancorp, Inc.	3,230	74,769

FNB Corp.	6,545	80,113

Hope Bancorp, Inc.	5,913	86,218

Investors Bancorp, Inc.	16,947	213,024

KeyCorp	7,403	130,729

Simmons First National Corp., Class A	971	26,055

TCF Financial Corp.	2,529	57,922

Texas Capital Bancshares, Inc.*	744	45,393

United Bankshares, Inc.	1,698	65,191

		1,038,705

Building Products — 2.7%

Armstrong World Industries, Inc.	588	43,020

Builders FirstSource, Inc.*	3,158	43,996

JELD-WEN Holding, Inc.*	3,054	61,714

		148,730

Capital Markets — 2.2%

Apollo Investment Corp.	909	13,928

Artisan Partners Asset Management, Inc., Class A	1,100	28,929

Janus Henderson Group plc (United Kingdom)	2,273	55,698

Waddell & Reed Financial, Inc., Class A	1,248	23,098

		121,653

Chemicals — 4.8%

Cabot Corp.	1,715	80,415

Celanese Corp.	993	101,612

Koppers Holdings, Inc.*	1,514	37,220

Trinseo SA	860	43,176

		262,423

Commercial Services & Supplies — 5.8%

Brink’s Co. (The)	1,216	95,931

Civeo Corp.*	2,134	5,549

Clean Harbors, Inc.*	992	67,443

Copart, Inc.*	369	21,674

Covanta Holding Corp.	4,988	84,689

Herman Miller, Inc.	1,234	45,249

		320,535

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.4%

ADTRAN, Inc.	1,598	23,995

CommScope Holding Co., Inc.*	2,230	51,970

		75,965

Construction & Engineering — 1.4%

Granite Construction, Inc.	1,696	78,983

Construction Materials — 0.8%

Eagle Materials, Inc.	544	41,554

Containers & Packaging — 4.9%

Crown Holdings, Inc.*	2,948	160,023

Graphic Packaging Holding Co.	9,134	111,257

		271,280

Diversified Consumer Services — 0.4%

Sotheby’s*	549	24,079

Electric Utilities — 1.5%

El Paso Electric Co.	1,219	65,563

Portland General Electric Co.	347	17,423

		82,986

Electronic Equipment, Instruments & Components — 2.8%

Avnet, Inc.	695	30,219

Dolby Laboratories, Inc., Class A	729	47,270

Flex Ltd.*	2,039	21,492

MTS Systems Corp.	1,028	54,770

		153,751

Energy Equipment & Services — 2.6%

KLX Energy Services Holdings, Inc.*	922	24,297

Patterson-UTI Energy, Inc.	5,946	78,844

TETRA Technologies, Inc.*	5,757	13,758

US Silica Holdings, Inc.	1,908	28,432

		145,331

Equity Real Estate Investment Trusts (REITs) — 9.0%

Alexander & Baldwin, Inc.*	1,253	28,720

Brixmor Property Group, Inc.	6,859	119,766

Chatham Lodging Trust	2,349	46,926

Colony Capital, Inc.	14,328	79,661

Franklin Street Properties Corp.	5,629	40,755

Kite Realty Group Trust	1,776	27,957

Pebblebrook Hotel Trust	548	17,545

PotlatchDeltic Corp.	524	18,863

Rayonier, Inc.	1,913	56,376

Retail Properties of America, Inc., Class A	2,081	25,927

Ryman Hospitality Properties, Inc.	427	34,621

		497,117

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	5

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.3%

Sprouts Farmers Market, Inc.*	747	17,421

Health Care Technology — 0.9%

Allscripts Healthcare Solutions, Inc.*	4,439	47,583

Hotels, Restaurants & Leisure — 0.2%

Bloomin’ Brands, Inc.	492	10,177

Household Durables — 1.2%

TRI Pointe Group, Inc.*	2,188	27,565

Tupperware Brands Corp.	1,212	36,493

		64,058

Household Products — 1.6%

Energizer Holdings, Inc.	1,940	88,995

Insurance — 5.0%

Assured Guaranty Ltd.	824	34,394

CNO Financial Group, Inc.	6,740	114,790

National General Holdings Corp.	2,501	64,559

White Mountains Insurance Group Ltd.	64	60,384

		274,127

IT Services — 1.3%

Cardtronics plc, Class A*	921	27,170

Sykes Enterprises, Inc.*	1,583	46,830

		74,000

Machinery — 3.6%

Actuant Corp., Class A	991	24,236

Harsco Corp.*	1,134	25,384

Hyster-Yale Materials Handling, Inc.	436	29,483

Kennametal, Inc.	2,012	75,837

Terex Corp.	1,346	45,204

		200,144

Marine — 1.2%

Matson, Inc.	1,852	66,864

Media — 0.5%

John Wiley & Sons, Inc., Class A	544	28,233

Metals & Mining — 1.0%

Commercial Metals Co.	3,213	53,183

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

AG Mortgage Investment Trust, Inc.	1,237	21,991

Oil, Gas & Consumable Fuels — 1.9%

PBF Energy, Inc., Class A	333	10,348

Range Resources Corp.	3,396	36,340

WPX Energy, Inc.*	4,640	57,254

		103,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 0.5%

PH Glatfelter Co.	1,994	26,819

Pharmaceuticals — 0.8%

Prestige Consumer Healthcare, Inc.*	1,420	41,553

Software — 1.1%

ACI Worldwide, Inc.*	534	17,010

Verint Systems, Inc.*	784	41,732

		58,742

Specialty Retail — 1.0%

DSW, Inc., Class A	1,854	54,903

Technology Hardware, Storage & Peripherals — 0.9%

NCR Corp.*	1,851	51,857

Textiles, Apparel & Luxury Goods — 0.8%

Columbia Sportswear Co.	428	44,101

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	407	23,666

Beacon Roofing Supply, Inc.*	1,451	52,646

MRC Global, Inc.*	2,840	47,879

		124,191

Total Common Stocks (Cost $4,328,066)		4,917,147

Short-Term Investments — 10.2%

Investment Companies — 10.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b) (Cost $563,665)	563,665	563,665

Total Investments — 99.3% (Cost $4,891,731)		5,480,812
Other Assets Less Liabilities — 0.7%		37,865

Net Assets — 100.0%		5,518,677

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

Undiscovered Managers Behavioral Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,917,147
Investments in affiliates, at value	563,665
Cash	752
Receivables:
Investment securities sold	51,742
Fund shares sold	9,551
Dividends from non-affiliates	3,456
Dividends from affiliates	534

Total Assets	5,546,847

LIABILITIES:
Payables:
Investment securities purchased	17,285
Fund shares redeemed	6,439
Accrued liabilities:
Investment advisory fees	2,933
Administration fees	296
Distribution fees	243
Service fees	529
Custodian and accounting fees	43
Other	402

Total Liabilities	28,170

Net Assets	$5,518,677

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

Undiscovered Managers Behavioral Value Fund
NET ASSETS:
Paid-in-Capital	$4,886,743
Total distributable earnings (loss) (a)	631,934

Total Net Assets	$5,518,677

Net Assets:
Class A	$669,892
Class C	181,222
Class I	958,378
Class L	2,692,582
Class R2	18,821
Class R3	3,737
Class R4	2,723
Class R5	12,320
Class R6	979,002

Total	$5,518,677

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,907
Class C	3,148
Class I	15,260
Class L	42,748
Class R2	309
Class R3	61
Class R4	43
Class R5	196
Class R6	15,521

Net Asset Value (b):
Class A — Redemption price per share	$61.42
Class C — Offering price per share (c)	57.57
Class I — Offering and redemption price per share	62.80
Class L — Offering and redemption price per share	62.99
Class R2 — Offering and redemption price per share	60.82
Class R3 — Offering and redemption price per share	60.93
Class R4 — Offering and redemption price per share	62.65
Class R5 — Offering and redemption price per share	62.93
Class R6 — Offering and redemption price per share	63.08
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$64.82

Cost of investments in non-affiliates	$4,328,066
Cost of investments in affiliates	563,665

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

(Amounts in thousands)

Undiscovered Managers Behavioral Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)
Dividend income from non-affiliates	44,520
Dividend income from affiliates	947
Non-cash dividend income from non-affiliates	18,739

Total investment income	64,206

EXPENSES:
Investment advisory fees	21,461
Administration fees	2,270
Distribution fees:
Class A	920
Class C	728
Class R2	47
Class R3	3
Service fees:
Class A	920
Class C	243
Class I	1,285
Class L	1,447
Class R2	23
Class R3	3
Class R4	3
Class R5	3
Custodian and accounting fees	91
Interest expense to affiliates	35
Professional fees	67
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	171
Registration and filing fees	84
Transfer agency fees (See Note 2.E.)	113
Other	55

Total expenses	29,996

Less fees waived	(1,478)
Less expense reimbursements	(11)

Net expenses	28,507

Net investment income (loss)	35,699

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	254,628
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(912,132)

Net realized/unrealized gains (losses)	(657,504)

Change in net assets resulting from operations	$(621,805)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Undiscovered Mangers Behavioral Value Fund
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,699	$70,344
Net realized gain (loss)	254,628	378,564
Change in net unrealized appreciation/depreciation	(912,132)	762,683

Change in net assets resulting from operations	(621,805)	1,211,591

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(68,178)	(39,985)
Class C	(18,025)	(9,775)
Class I	(97,054)	(55,287)
Class L	(271,656)	(143,892)
Class R2	(1,669)	(757)
Class R3	(246)	(17)
Class R4	(239)	(80)
Class R5	(414)	(27)
Class R6	(84,249)	(26,870)

Total distributions to shareholders	(541,730)	(276,690)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,734)	95,767

NET ASSETS:
Change in net assets	(1,170,269)	1,030,668
Beginning of period	6,688,946	5,658,278

End of period	$5,518,677	$6,688,946

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

Class A
From net investment income	$(6,330)
From net realized gains	(33,655)
Class C
From net investment income	(486)
From net realized gains	(9,289)
Class I
From net investment income	(11,790)
From net realized gains	(43,497)
Class L
From net investment income	(34,176)
From net realized gains	(109,716)
Class R2
From net investment income	(91)
From net realized gains	(666)
Class R3
From net investment income	(4)
From net realized gains	(13)
Class R4
From net investment income	(19)
From net realized gains	(61)
Class R5
From net investment income	(7)
From net realized gains	(20)
Class R6
From net investment income	(6,860)
From net realized gains	(20,010)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Undiscovered Mangers Behavioral Value Fund
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,375	$130,102
Distributions reinvested	62,468	36,742
Cost of shares redeemed	(187,597)	(323,160)

Change in net assets resulting from Class A capital transactions	$(65,754)	$(156,316)

Class C
Proceeds from shares issued	$5,943	$8,502
Distributions reinvested	15,827	8,473
Cost of shares redeemed	(33,552)	(66,644)

Change in net assets resulting from Class C capital transactions	$(11,782)	$(49,669)

Class I
Proceeds from shares issued	$117,784	$168,614
Distributions reinvested	80,056	45,229
Cost of shares redeemed	(246,124)	(320,398)

Change in net assets resulting from Class I capital transactions	$(48,284)	$(106,555)

Class L
Proceeds from shares issued	$373,697	$730,404
Distributions reinvested	171,396	89,324
Cost of shares redeemed	(835,747)	(588,407)

Change in net assets resulting from Class L capital transactions	$(290,654)	$231,321

Class R2
Proceeds from shares issued	$2,570	$6,207
Distributions reinvested	1,669	757
Cost of shares redeemed	(2,567)	(6,899)

Change in net assets resulting from Class R2 capital transactions	$1,672	$65

Class R3
Proceeds from shares issued	$2,654	$1,611
Distributions reinvested	246	17
Cost of shares redeemed	(546)	(90)

Change in net assets resulting from Class R3 capital transactions	$2,354	$1,538

Class R4
Proceeds from shares issued	$660	$837
Distributions reinvested	239	80
Cost of shares redeemed	(173)	(348)

Change in net assets resulting from Class R4 capital transactions	$726	$569

Class R5
Proceeds from shares issued	$9,085	$4,118
Distributions reinvested	299	27
Cost of shares redeemed	(1,632)	(822)

Change in net assets resulting from Class R5 capital transactions	$7,752	$3,323

Class R6
Proceeds from shares issued	$414,802	$269,269
Distributions reinvested	72,981	26,588
Cost of shares redeemed	(90,547)	(124,366)

Change in net assets resulting from Class R6 capital transactions	$397,236	$171,491

Total change in net assets resulting from capital transactions	$(6,734)	$95,767

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

	Undiscovered Mangers Behavioral Value Fund
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	958	1,888
Reinvested	1,100	542
Redeemed	(3,165)	(4,685)

Change in Class A Shares	(1,107)	(2,255)

Class C
Issued	107	131
Reinvested	297	133
Redeemed	(613)	(1,033)

Change in Class C Shares	(209)	(769)

Class I
Issued	1,884	2,384
Reinvested	1,379	652
Redeemed	(4,150)	(4,530)

Change in Class I Shares	(887)	(1,494)

Class L
Issued	5,945	10,290
Reinvested	2,944	1,282
Redeemed	(13,431)	(8,366)

Change in Class L Shares	(4,542)	3,206

Class R2
Issued	40	90
Reinvested	30	11
Redeemed	(43)	(101)

Change in Class R2 Shares	27	— (a)

Class R3
Issued	41	23
Reinvested	5	— (a)
Redeemed	(9)	(1)

Change in Class R3 Shares	37	22

Class R4
Issued	9	13
Reinvested	4	1
Redeemed	(3)	(5)

Change in Class R4 Shares	10	9

Class R5
Issued	156	58
Reinvested	5	— (a)
Redeemed	(24)	(12)

Change in Class R5 Shares	137	46

Class R6
Issued	6,151	3,820
Reinvested	1,252	381
Redeemed	(1,447)	(1,754)

Change in Class R6 Shares	5,956	2,447

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund
Class A
Six Months Ended February 28, 2019 (Unaudited)	$73.97	$0.30	$(6.92)	$(6.62)	$(0.54)	$(5.39)	$(5.93)
Year Ended August 31, 2018	63.57	0.59	12.77	13.36	(0.46)	(2.50)	(2.96)
Year Ended August 31, 2017	60.15	0.32	4.95	5.27	(0.40)	(1.45)	(1.85)
Year Ended August 31, 2016	55.30	0.49	6.29	6.78	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.38	0.37	0.81	1.18	(0.43)	(0.83)	(1.26)
Year Ended August 31, 2014	45.93	0.53	9.13	9.66	(0.21)	—	(0.21)

Class C
Six Months Ended February 28, 2019 (Unaudited)	69.55	0.14	(6.49)	(6.35)	(0.24)	(5.39)	(5.63)
Year Ended August 31, 2018	59.93	0.24	12.01	12.25	(0.13)	(2.50)	(2.63)
Year Ended August 31, 2017	56.84	0.01	4.67	4.68	(0.14)	(1.45)	(1.59)
Year Ended August 31, 2016	52.43	0.20	5.95	6.15	(0.12)	(1.62)	(1.74)
Year Ended August 31, 2015	52.64	0.09	0.77	0.86	(0.24)	(0.83)	(1.07)
Year Ended August 31, 2014	43.80	0.26	8.69	8.95	(0.11)	—	(0.11)

Class I
Six Months Ended February 28, 2019 (Unaudited)	75.61	0.39	(7.09)	(6.70)	(0.72)	(5.39)	(6.11)
Year Ended August 31, 2018	64.95	0.78	13.04	13.82	(0.66)	(2.50)	(3.16)
Year Ended August 31, 2017	61.41	0.50	5.04	5.54	(0.55)	(1.45)	(2.00)
Year Ended August 31, 2016	56.37	0.64	6.43	7.07	(0.41)	(1.62)	(2.03)
Year Ended August 31, 2015	56.41	0.52	0.82	1.34	(0.55)	(0.83)	(1.38)
Year Ended August 31, 2014	46.78	0.68	9.29	9.97	(0.34)	—	(0.34)

Class L
Six Months Ended February 28, 2019 (Unaudited)	75.89	0.44	(7.12)	(6.68)	(0.83)	(5.39)	(6.22)
Year Ended August 31, 2018	65.17	0.88	13.10	13.98	(0.76)	(2.50)	(3.26)
Year Ended August 31, 2017	61.60	0.59	5.07	5.66	(0.64)	(1.45)	(2.09)
Year Ended August 31, 2016	56.52	0.73	6.44	7.17	(0.47)	(1.62)	(2.09)
Year Ended August 31, 2015	56.52	0.60	0.83	1.43	(0.60)	(0.83)	(1.43)
Year Ended August 31, 2014	46.80	0.74	9.32	10.06	(0.34)	—	(0.34)

Class R2
Six Months Ended February 28, 2019 (Unaudited)	73.28	0.22	(6.84)	(6.62)	(0.45)	(5.39)	(5.84)
Year Ended August 31, 2018	63.05	0.42	12.65	13.07	(0.34)	(2.50)	(2.84)
Year Ended August 31, 2017	59.78	0.17	4.90	5.07	(0.35)	(1.45)	(1.80)
Year Ended August 31, 2016	55.09	0.34	6.28	6.62	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.18	0.20	0.84	1.04	(0.30)	(0.83)	(1.13)
Year Ended August 31, 2014	45.89	0.40	9.12	9.52	(0.23)	—	(0.23)

Class R3
Six Months Ended February 28, 2019 (Unaudited)	73.69	0.26	(6.89)	(6.63)	(0.74)	(5.39)	(6.13)
Year Ended August 31, 2018	63.57	0.47	12.86	13.33	(0.71)	(2.50)	(3.21)
March 1, 2017 (f) through August 31, 2017	64.80	0.13	(1.36)	(1.23)	—	—	—

Class R4
Six Months Ended February 28, 2019 (Unaudited)	75.50	0.37	(7.07)	(6.70)	(0.76)	(5.39)	(6.15)
Year Ended August 31, 2018	64.94	0.76	13.06	13.82	(0.76)	(2.50)	(3.26)
March 1, 2017 (f) through August 31, 2017	66.12	0.15	(1.33)	(1.18)	—	—	—

Class R5
Six Months Ended February 28, 2019 (Unaudited)	75.88	0.32	(7.02)	(6.70)	(0.86)	(5.39)	(6.25)
Year Ended August 31, 2018	65.17	0.72	13.26	13.98	(0.77)	(2.50)	(3.27)
March 1, 2017 (f) through August 31, 2017	66.30	0.29	(1.42)	(1.13)	—	—	—

Class R6
Six Months Ended February 28, 2019 (Unaudited)	76.05	0.44	(7.12)	(6.68)	(0.90)	(5.39)	(6.29)
Year Ended August 31, 2018	65.29	0.94	13.15	14.09	(0.83)	(2.50)	(3.33)
Year Ended August 31, 2017	61.70	0.66	5.07	5.73	(0.69)	(1.45)	(2.14)
Year Ended August 31, 2016	56.59	0.72	6.52	7.24	(0.51)	(1.62)	(2.13)
Year Ended August 31, 2015	56.58	0.63	0.85	1.48	(0.64)	(0.83)	(1.47)
Year Ended August 31, 2014	46.82	0.78	9.34	10.12	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$61.42	(8.22)%	$669,892	1.30%	0.96%	1.35%	23%
73.97	21.46	888,695	1.29	0.86	1.35	29
63.57	8.76	907,053	1.28	0.51	1.76	24
60.15	12.70	1,146,043	1.29	0.88	1.83	44
55.30	2.23	696,222	1.29	0.66	1.86	36
55.38	21.06	364,773	1.28	1.02	1.79	44

57.57	(8.44)	181,222	1.80	0.46	1.86	23
69.55	20.85	233,455	1.79	0.37	1.85	29
59.93	8.22	247,259	1.78	0.02	2.23	24
56.84	12.13	300,255	1.79	0.38	2.28	44
52.43	1.73	185,342	1.79	0.17	2.31	36
52.64	20.46	107,383	1.78	0.52	2.29	44

62.80	(8.10)	958,378	1.05	1.20	1.10	23
75.61	21.75	1,220,927	1.04	1.11	1.10	29
64.95	9.03	1,145,714	1.03	0.77	1.44	24
61.41	12.99	1,095,710	1.04	1.13	1.49	44
56.37	2.49	579,340	1.04	0.91	1.54	36
56.41	21.36	270,648	1.04	1.25	1.55	44

62.99	(8.03)	2,692,582	0.90	1.36	0.95	23
75.89	21.95	3,589,067	0.90	1.24	0.95	29
65.17	9.19	2,873,203	0.88	0.91	1.28	24
61.60	13.16	2,230,948	0.89	1.28	1.31	44
56.52	2.65	1,154,307	0.89	1.06	1.33	36
56.52	21.54	520,539	0.89	1.37	1.39	44

60.82	(8.32)	18,821	1.55	0.69	1.63	23
73.28	21.16	20,684	1.54	0.61	1.63	29
63.05	8.47	17,759	1.53	0.27	2.05	24
59.78	12.43	12,822	1.54	0.61	2.10	44
55.09	1.98	4,845	1.54	0.36	2.10	36
55.18	20.77	942	1.54	0.74	2.05	44

60.93	(8.22)	3,737	1.30	0.84	1.37	23
73.69	21.45	1,784	1.30	0.67	1.38	29
63.57	(1.90)	133	1.29	0.40	1.66	24

62.65	(8.11)	2,723	1.05	1.17	1.11	23
75.50	21.76	2,461	1.05	1.08	1.10	29
64.94	(1.78)	1,586	1.04	0.47	1.42	24

62.93	(8.04)	12,320	0.90	1.00	0.95	23
75.88	21.95	4,521	0.90	1.00	1.02	29
65.17	(1.70)	821	0.89	0.88	1.26	24

63.08	(7.99)	979,002	0.80	1.36	0.85	23
76.05	22.08	727,352	0.80	1.33	0.85	29
65.29	9.29	464,750	0.78	1.01	1.16	24
61.70	13.28	309,958	0.78	1.24	1.17	44
56.59	2.73	54,931	0.79	1.10	1.19	36
56.58	21.67	15,199	0.79	1.41	1.29	44

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (Unaudited)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

All share classes for the Fund are publicly offered on a limited basis.

The investment objective of the Fund is capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,480,812	$—	$—	$5,480,812

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

B. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund’s may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period October 5, 2018 through February 28, 2019.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended February 28, 2019
Security Description	Value at August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	$92,184	$1,036,061	$564,580	$—	$—	$563,665	563,665	$947	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (Unaudited) (continued)

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended February 28, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Transfer agency fees	$17	$5	$9	$66	$3	$—	(a)	$—	(a)	$—	(a)	$13	$113

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

A Sub-advisory Agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Fund. Under the terms of the Sub-Advisory Agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 28, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

18	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$9	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
1.30%	1.80%	1.05%	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%

The expense limitation agreement was in effect for the six months ended February 28, 2019 and is in place until at least December 31, 2019.

For the six months ended February 28, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,217	$129	$85	$1,431	$11

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended February 28, 2019 was approximately $47,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (Unaudited) (continued)

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended February 28, 2019, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,316,663	$2,328,315

During the six months ended February 28, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,891,731	$804,519	$215,438	$589,081

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2019. Average borrowings from the Facility during the six months ended February 28, 2019, were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$22,502,307	3.01%	18	$35

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000

20	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2019, the Fund had three individual shareholder and/or non-affiliated omnibus accounts, which owned 38.9% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Because the Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund may invest in companies with relatively small market capitalizations. The Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

FEBRUARY 28, 2019	UNDISCOVERED MANAGERS FUNDS	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund
Class A
Actual	$1,000.00	$917.80	$6.18	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	915.60	8.55	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class I
Actual	1,000.00	919.00	5.00	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class L
Actual	1,000.00	919.70	4.28	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	916.80	7.37	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R3
Actual	1,000.00	917.80	6.18	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R4
Actual	1,000.00	918.90	5.00	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R5
Actual	1,000.00	919.60	4.28	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	920.10	3.81	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	SAN-UM-219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 07, 2019